UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2013

ID PERFUMES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52675 (Commission File Number)	20-8837626 (IRS Employer Identification No.)

1250 E. Hallandale Beach Blvd
Suite 402
Hallandale, FL  33009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 454-9978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 2- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On October 3, 2013 ID Perfumes executed a Non-Negotiable Promissory Note (the “Note”) with Parfums Investment I, LLC, a Florida Limited Liability Company (“Parfums”) pursuant to which ID Perfumes borrowed a total of $670,000.  The Note is for a term of one year.   Interest on the outstanding principal balance shall accrue at the rate of twenty percent (20%) per annun.   Monthly interest payments of $11,166.97 will be due on the first day of each month commencing December 1, 2013.  If the Note is prepaid earlier than six months from its execution date, ID Perfumes will be obligated to pay Parfums six months of interest (approximately $67,000). The default interest rate is 25%.  The Note has been guaranteed by Ilia Lekach, the Company’s chief executive officer, Rudford Hamon, the Company’s executive vice president and chief operating officer, Isaac Lekach, the Company’s president, Gigantic Parfums, LLC, and Debra Lekach.

In connection with the execution of the Note, the Company executed an Assignment and Pledge Agreement whereby the Company assigned and pledged all royalties due under the Settlement Agreement and Mutual Release dated August 28, 2013 between ID Perfumes, Gigantic Parfums, LLC and Ilia Lekach and Selena Gomez and July Moon Productions, Inc. (Filed as an exhibit to Form 8-k filed with the Securities and Exchange Commission on September 17, 2013.)

In addition, ID Perfumes executed a Security Agreement with Parfums Investment I, LLC granting Parfums  Investment I, LLC a continuing security interest in the Company’s presently owned or hereafter acquired inventory, licenses, equipment and supplies for the business and all account receivables from Kohl’s.

The foregoing represents a summary of the terms and conditions of the referenced agreements which are attached as exhibits.  You are urged to review these agreements in their entirety,

Section 9- Financial Statements and Exhibits

Exhibits

Exhibit No.                                Description

10.1                                $670,000 Non-Negotiable Promissory Note with Parfums Investment I, LLC
10.2                                Assignment and Pledge Agreement between ID Perfumes and Parfums Investment I, LLC
10.3                                Security Agreement between ID Perfumes and Parfums Investment I, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID PERFUMES, INC

Date: October 16, 2013	By:	/s/ Ilia Lekach
Ilia Lekach
Chief Executive Officer

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